Supplemental Investor Package
_______________________________________________
Third Quarter 2010

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	September 30,				September 30,				December 31,
	2010				2009				2009
				Unrealized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrecognized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	(Loss)/Gain	Sheet		Value	(Loss)/Gain
Invested Assets:
Corporate bonds1	$1,548,160		1,569,975	73,054	$1,122,000		1,134,012	(23,009)	$1,144,692		1,163,973	(13,031)
Government and municipal bonds	1,939,587		1,985,217	121,589	2,170,426		2,194,067	96,828	2,201,580		2,212,107	72,101
Total bonds	3,487,747		3,555,192	194,643	3,292,426		3,328,079	73,819	3,346,272		3,376,080	59,070
Equities	63,116		63,116	8,065	89,892		89,892	13,087	80,264		80,264	15,874
Short-term investments	265,043		265,043	-	236,896		236,896	-	213,848		213,848	-
Other investments	154,728		154,728	(19,452)	147,482		147,482	(20,381)	140,667		140,667	(25,774)
Total invested assets	3,970,634		4,038,079	183,256	3,766,696		3,802,349	66,525	3,781,051		3,810,859	49,170

Invested assets per $ of stockholders' equity	3.64				3.82				3.77

Total assets	5,334,521				5,158,303				5,114,827

Liabilities:
Reserve for losses and loss expenses	2,809,797				2,718,855				2,745,799
Unearned premium reserve	880,698				895,446				844,847

Total liabilities	4,242,205				4,171,974				4,112,452

Stockholders' equity	1,092,316				986,329				1,002,375

Total debt to capitalization ratio	19.4%				21.0%				21.5%
Adjusted total debt to capitalization ratio 2	13.8%				15.0%				15.6%

Book value per share	20.41				18.58				18.83

Book value per share excluding
unrealized gain or loss on bond portfolio	18.87				18.12				18.47

NPW per insurance segment employee	760				772				766

Statutory premiums to surplus ratio	1.4	x			1.6	x			1.5	x

Statutory surplus	1,034,321				903,505				981,955

1 Includes mortgage-backed and asset-backed securities.
2 The adjusted debt to capitalization ratio reflects an estimated equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
September 2010		THREE MONTHS ENDED September 30,				NINE MONTHS ENDED September 30,
($ in thousands, except per share amounts)		2010		2009		2010		2009
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$389,702		$390,175		$1,170,532		$1,124,216
Operating income		18,794	0.35	23,845	0.44	47,641	0.88	49,211	0.92
Net realized gains (losses), after tax		37	-	(3,239)	(0.06)	(2,126)	(0.04)	(26,197)	(0.49)
Income from continuing operations		18,831	0.35	20,606	0.38	45,515	0.84	23,014	0.43
Loss on discontinued operations, after tax		(1,634)	(0.03)	(7,599)	(0.14)	(3,749)	(0.07)	(7,196)	(0.13)
Net income		17,197	0.32	13,007	0.24	41,766	0.77	15,818	0.30
Operating return on equity		7.0%		9.9%		6.1%		7.0%

Insurance Operations
Gross premiums written		446,684		446,419		1,295,622		1,312,630
Net premiums written		367,114		376,718		1,088,729		1,117,764
Net premiums earned		354,709		355,906		1,063,101		1,078,090
Underwriting (loss) gain	- before tax	(3,933)		(142)		(21,699)		2,927
	- after tax	(2,556)	(0.05)	(92)	-	(14,104)	(0.26)	1,903	0.04
GAAP combined ratio		101.1%		100.0%		102.0%		99.7%

Commercial lines
Net premiums earned		293,225		301,279		884,134		918,069
GAAP combined ratio		100.0%		99.3%		100.9%		98.9%
Personal lines
Net premiums earned		61,484		54,627		178,967		160,021
GAAP combined ratio		106.4%		104.2%		107.8%		104.5%

Investments
Net investment income	- before tax	32,986		36,585		104,237		78,670
	- after tax	25,305	0.46	28,382	0.53	80,058	1.47	65,392	1.23
Effective tax rate		23.3%		22.4%		23.2%		16.9%
Annual after-tax yield on investment portfolio						2.8%		2.4%
Annual after-tax, after-interest expense yield						2.4%		2.0%
Invested assets per $ of stockholders' equity						3.64		3.82

Other expenses (net of other income)
Interest expense	- before tax	(4,559)		(4,751)		(14,056)		(14,618)
	- after tax	(2,963)	(0.05)	(3,089)	(0.06)	(9,136)	(0.17)	(9,502)	(0.18)

Other - after tax		$(992)	(0.01)	$(1,356)	(0.03)	(9,177)	(0.16)	$(8,582)	(0.17)

Diluted weighted avg. shares outstanding		54,573		53,548		54,390		53,312

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
 (unaudited)
 ($ in thousands)

	For the three months ended		%	Year to Date		%
	September	September	Increase	September	September	Increase
	2010	2009	(Decrease)	2010	2009	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	31,741	34,747	(8.7)	97,914	106,980	(8.5)
Short-term	134	237	(43.5)	367	1,161	(68.4)
Alternative Investments	2,359	2,660	(11.3)	11,122	(26,744)	141.6
Dividends	347	551	(37.0)	1,279	1,562	(18.1)
Changes in Fair Value	-	-	N/M	-	262	(100.0)
Miscellaneous	41	53	(22.6)	94	293	(67.9)
	34,622	38,248	(9.5)	110,776	83,514	32.6

Investment Expense	1,636	1,663	(1.6)	6,539	4,844	35.0

Net Investment Income Before Tax	32,986	36,585	(9.8)	104,237	78,670	32.5

Tax	7,681	8,203	(6.4)	24,179	13,278	82.1

Net Investment Income After Tax	$25,305	28,382	(10.8)	$80,058	65,392	22.4

Net Investment Income per Share	$0.46	0.53	(13.2)	$1.47	1.23	19.5

Effective Tax Rate	23.3%	22.4%		23.2%	16.9%

Average Yields :

Fixed Maturity Securities:
Pre Tax				3.60%	4.25%
After Tax				2.81%	3.35%

Portfolio:
Pre Tax				3.59%	2.87%
After Tax				2.75%	2.39%

	For the three months ended			Year to date:
	September	September		September	September
Net Realized Gains(Losses)	2010	2009		2010	2009
Total Fixed Maturities	1,791	(4,392)		(14,806)	(38,038)
Total Equity Securities	(1,734)	259		11,535	(225)
Total Other Investments	-	(850)		-	(2,039)

Total	57	(4,983)		(3,271)	(40,302)
Net of Tax	37	(3,239)		(2,126)	(26,197)

Selective Insurance Group, Inc.
2010 Statutory Results by Line of Business
3rd Qtr 2010 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2010	2009	Gain/(Loss)
Personal Lines:

Homeowners	$28,261	20.1%	$22,544	21.1%	70.9%	7.6%	29.9%	0.0%	108.4%	100.1%	$(3,589)
Auto	38,445	7.9%	35,928	7.8%	67.6%	11.9%	29.5%	0.0%	109.0%	110.9%	(3,959)
Other (including flood)	3,403	8.6%	3,013	11.7%	73.8%	(17.2)%	(62.0)%	0.0%	(5.4)%	2.5%	3,419
Total	$70,110	12.6%	$61,484	12.6%	69.1%	8.9%	25.2%	0.0%	103.2%	101.8%	$(4,129)

Commercial Lines:

Fire/IM	$53,764	(3.2)%	$49,558	(0.6)%	50.1%	4.6%	35.6%	(0.1)%	90.2%	81.2%	$3,352
Workers compensation	57,997	(12.3)%	61,179	(5.5)%	85.9%	15.0%	28.0%	1.3%	130.2%	110.9%	(17,598)
General liability	84,141	(5.3)%	83,249	(5.7)%	47.6%	17.3%	34.2%	0.0%	99.1%	103.9%	442
Auto	75,425	(5.9)%	73,440	(2.7)%	45.0%	9.2%	29.1%	0.0%	83.3%	98.5%	11,688
BOP	15,632	(1.3)%	16,400	3.8%	57.5%	13.4%	34.8%	0.0%	105.7%	101.2%	(667)
Bonds	5,295	0.5%	4,884	5.4%	11.9%	7.6%	56.8%	0.0%	76.3%	89.5%	922
Other	2,764	5.2%	2,529	4.2%	0.9%	0.2%	46.5%	0.0%	47.6%	47.1%	1,215
Total	$295,019	(6.2)%	$291,239	(3.3)%	55.0%	12.1%	32.4%	0.3%	99.8%	99.5%	$(646)

Grand Total	$365,129	(3.1)%	$352,723	(0.9)%	57.4%	11.5%	31.2%	0.2%	100.3%	99.8%	$(4,775)

Note: Some amounts may not foot due to rounding.

		2010	2009
	Losses Paid	$219,404	$177,750
	LAE Paid	40,101	38,686
	Total Paid	$259,505	$216,436

Selective Insurance Group, Inc.
2010 Statutory Results by Line of Business
September 2010 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2010	2009	Gain/(Loss)
Personal Lines:

Homeowners	$71,656	19.9%	$64,163	20.3%	70.6%	7.6%	31.9%	0.0%	110.1%	107.6%	$(8,840)
Auto	112,278	8.7%	105,490	6.3%	71.1%	11.6%	29.6%	0.0%	112.3%	108.4%	$(14,936)
Other (including flood)	9,000	9.2%	9,314	24.5%	57.5%	(18.0)%	(43.1)%	0.0%	(3.6)%	12.0%	9,517
Total	$192,934	12.7%	$178,967	11.8%	70.2%	8.6%	27.1%	0.0%	105.9%	103.6%	$(14,259)

Commercial Lines:

Fire/IM	$153,405	(1.6)%	$150,188	1.7%	54.9%	4.2%	37.3%	(0.1)%	96.3%	86.8%	$4,384
Workers compensation	187,540	(7.6)%	187,889	(6.9)%	79.9%	15.6%	27.1%	1.8%	124.4%	101.2%	(45,833)
General liability	257,188	(8.5)%	252,438	(8.0)%	44.0%	17.0%	34.2%	(0.1)%	95.1%	104.0%	10,704
Auto	223,680	(5.3)%	220,932	(2.5)%	49.7%	8.3%	29.5%	(0.1)%	87.4%	97.9%	27,120
BOP	48,887	1.9%	48,838	4.9%	73.3%	13.7%	34.5%	0.0%	121.5%	112.9%	(10,532)
Bonds	15,136	4.6%	14,315	3.6%	15.2%	6.3%	59.8%	0.0%	81.3%	91.2%	2,178
Other	7,972	2.9%	7,549	5.0%	1.9%	0.3%	44.8%	0.0%	47.0%	45.7%	3,812
Total	$893,809	(5.6)%	$882,148	(3.9)%	55.7%	11.8%	32.7%	0.3%	100.5%	98.9%	$(8,167)

Grand Total	$1,086,744	(2.8)%	$1,061,116	(1.6)%	58.2%	11.3%	31.6%	0.3%	101.4%	99.6%	$(22,426)

Note: Some amounts may not foot due to rounding.

		2010	2009
	Losses Paid	$588,974	$572,020
	LAE Paid	114,703	116,193
	Total Paid	$703,677	$688,213

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	September 30,	December 31,
($ in thousands, except share amounts)	2010	2009
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carry value
(fair value: $1,440,143 – 2010; $1,740,211 – 2009)	$1,372,698	1,710,403
Fixed maturity securities, available-for-sale – at fair value
(amortized cost: $2,006,685 – 2010; $1,616,456 – 2009)	2,115,049	1,635,869
Equity securities, available-for-sale – at fair value
(cost of: $55,051 – 2010; $64,390 – 2009)	63,116	80,264
Short-term investments (at cost which approximates fair value)	265,043	213,848
Other investments	154,728	140,667
Total investments	3,970,634	3,781,051
Cash	422	811
Interest and dividends due or accrued	36,283	34,651
Premiums receivable, net of allowance for uncollectible
accounts of: $4,856 – 2010; $5,880 – 2009	460,394	446,577
Reinsurance recoverables, net	307,105	276,018
Prepaid reinsurance premiums	115,745	105,522
Current federal income tax	24,760	17,662
Deferred federal income tax	79,799	111,038
Property and equipment – at cost, net of accumulated
depreciation and amortization of: $149,255 – 2010; $141,251 – 2009	41,832	46,287
Deferred policy acquisition costs	218,590	218,601
Goodwill	7,849	7,849
Other assets	71,108	68,760
Total assets	$5,334,521	5,114,827

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$2,809,797	2,745,799
Unearned premiums	880,698	844,847
Notes payable	262,326	274,606
Accrued salaries and benefits	101,464	103,802
Other liabilities	187,920	143,398
Total liabilities	$4,242,205	4,112,452

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$-	-
Common stock of $2 par value per share
Authorized shares 360,000,000
Issued: 96,189,223 – 2010; 95,822,959 – 2009	192,378	191,646
Additional paid-in capital	241,472	231,933
Retained earnings	1,159,496	1,138,978
Accumulated other comprehensive income (loss)	48,220	(12,460)
Treasury stock – at cost (shares: 42,677,198 – 2010; 42,578,779 – 2009)	(549,250)	(547,722)
Total stockholders’ equity	1,092,316	1,002,375
Commitments and contingencies
Total liabilities and stockholders’ equity	$5,334,521	5,114,827

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended		Nine Months ended
	September 30,		September 30,
($ in thousands, except per share amounts)	2010	2009	2010	2009
Revenues:
Net premiums earned	$354,709	355,906	1,063,101	1,078,090
Net investment income earned	32,986	36,585	104,237	78,670
Net realized gains (losses):
Net realized investment gains (losses)	2,864	(741)	13,960	3,515
Other-than-temporary impairments	(4,091)	(5,833)	(16,326)	(45,467)
Other-than-temporary impairments on fixed maturity securities
recognized in other comprehensive income	1,284	1,591	(905)	1,650
Total net realized gains (losses)	57	(4,983)	(3,271)	(40,302)
Other income	1,950	2,667	6,465	7,758
Total revenues	389,702	390,175	1,170,532	1,124,216

Expenses:
Losses and loss expenses incurred	245,019	242,032	739,142	733,275
Policy acquisition costs	114,042	114,520	346,143	342,148
Interest expense	4,559	4,751	14,056	14,618
Other expenses	4,022	7,045	18,636	21,083
Total expenses	367,642	368,348	1,117,977	1,111,124

Income from continuing operations, before federal income tax	22,060	21,827	52,555	13,092

Federal income tax expense (benefit):
Current	(1,691)	(426)	8,475	3,818
Deferred	4,920	1,647	(1,435)	(13,740)
Total federal income tax expense (benefit)	3,229	1,221	7,040	(9,922)

Net income from continuing operations	18,831	20,606	45,515	23,014

Loss from discontinued operations, net of tax of $(4,147) for Third
Quarter 2009 and $(4,106) for Nine Months 2009	-	(7,599)	-	(7,196)
Loss on disposal of discontinued operations, net of tax of $(880) for
Third Quarter 2010 and $(2,019) for Nine Months 2010	(1,634)	-	(3,749)	-
Total discontinued operations, net of tax	(1,634)	(7,599)	(3,749)	(7,196)

Net income	$17,197	13,007	41,766	15,818

Earnings per share:
Basic net income from continuing operations	0.35	0.39	0.85	0.44
Basic net loss from disposal of discontinued operations	(0.03)	(0.14)	(0.07)	(0.14)
Basic net income	$0.32	0.25	0.78	0.30

Diluted net income from continuing operations	0.35	0.38	0.84	0.43
Diluted net loss from disposal of discontinued operations	(0.03)	(0.14)	(0.07)	(0.13)
Diluted net income	$0.32	0.24	0.77	0.30

Dividends to stockholders	$0.13	0.13	0.39	0.39

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Nine Months ended September 30,
($ in thousands, except per share amounts)	2010		2009
Common stock:
Beginning of year	$191,646		190,527
Dividend reinvestment plan
(shares: 81,471 – 2010; 96,265 – 2009)	163		193
Stock purchase and compensation plans
(shares: 284,793 – 2010; 274,517 – 2009)	569		549
End of period	192,378		191,269

Additional paid-in capital:
Beginning of year	231,933		217,195
Dividend reinvestment plan	1,098		1,136
Stock purchase and compensation plans	8,441		9,873
End of period	241,472		228,204

Retained earnings:
Beginning of year	1,138,978		1,128,149
Cumulative effect adjustment due to adoption of other-than-temporary
impairment guidance under ASC 320, net of deferred income tax	-		2,380
Net income	41,766	41,766	15,818	15,818
Cash dividends to stockholders ($0.39 per share – 2010;
$0.39 per share – 2009)	(21,248)		(20,932)
End of period	1,159,496		1,125,415

Accumulated other comprehensive income (loss):
Beginning of year	(12,460)		(100,666)
Cumulative-effect adjustment due to adoption of other-than-temporary
impairment guidance under ASC 320, net of deferred income tax	-		(2,380)
Other comprehensive income (loss), increase (decrease) in:
Unrealized gains on investment securities:
Non-credit portion of other-than-temporary impairment losses
recognized in other comprehensive income, net of deferred income tax	3,026		(998)
Other net unrealized gains on investment securities, net of
deferred income tax	55,556		91,529
Total unrealized gains on investment securities	58,582	58,582	90,531	90,531
Defined benefit pension plans, net of deferred income tax	2,098	2,098	1,377	1,377
End of period	48,220		(11,138)
Comprehensive income		102,446		107,726

Treasury stock:
Beginning of year	(547,722)		(544,712)
Acquisition of treasury stock
(shares: 98,419 – 2010; 172,937 – 2009)	(1,528)		(2,709)
End of period	(549,250)		(547,421)
Total stockholders’ equity	$1,092,316		986,329

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Nine Months ended
	September 30,
($ in thousands)	2010	2009
Operating Activities
Net Income	$41,766	15,818

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,175	21,045
Loss on disposal of discontinued operations	3,749	-
Stock-based compensation expense	9,774	9,178
Undistributed (income) losses of equity method investments	(6,338)	26,744
Net realized losses	3,271	40,302
Postretirement life curtailment benefit	-	(4,217)
Unrealized gain on trading securities	-	(262)
Goodwill impairment	-	12,214
Deferred tax benefit	(1,435)	(17,666)

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	32,912	47,631
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	25,123	39,121
Increase (decrease) in net federal income tax recoverable	(5,079)	13,252
Increase in premiums receivable	(13,817)	(10,275)
Decrease (increase) in deferred policy acquisition costs	11	(11,375)
(Increase) decrease in interest and dividends due or accrued	(1,491)	1,038
Decrease in accrued salaries and benefits	(2,749)	(10,920)
Decrease in accrued insurance expenses	(6,872)	(4,242)
Sale of trading securities	-	2,831
Other-net	1,284	(2,905)
Net adjustments	61,518	151,494
Net cash provided by operating activities	103,284	167,312

Investing Activities
Purchase of fixed maturity securities, held-to-maturity	-	(158,827)
Purchase of fixed maturity securities, available-for-sale	(699,133)	(757,538)
Purchase of equity securities, available-for-sale	(47,930)	(75,856)
Purchase of other investments	(14,348)	(13,466)
Purchase of short-term investments	(1,409,971)	(1,600,685)
Sale of subsidiary	681	-
Sale of fixed maturity securities, held-to-maturity	-	5,819
Sale of fixed maturity securities, available-for-sale	157,823	470,202
Sale of short-term investments	1,358,779	1,561,901
Redemption and maturities of fixed maturity securities, held-to-maturity	238,923	197,095
Redemption and maturities of fixed maturity securities, available-for-sale	251,875	88,402
Sale of equity securities, available-for-sale	76,277	125,211
Proceeds from other investments	18,468	23,149
Purchase of property and equipment	(4,062)	(4,139)
Net cash used in investing activities	(72,618)	(138,732)

Financing Activities
Dividends to stockholders	(19,516)	(19,833)
Acquisition of treasury stock	(1,528)	(2,709)
Principal payment of notes payable	(12,300)	(12,300)
Net proceeds from stock purchase and compensation plans	3,084	2,914
Excess tax benefits from share-based payment arrangements	(795)	(1,125)
Net cash used in financing activities	(31,055)	(33,053)
Net decrease in cash and cash equivalents	(389)	(4,473)
Net decrease in cash and cash equivalents from discontinued operations	-	(1,609)
Net decrease in cash from continuing operations	(389)	(2,864)
Cash from continuing operations, beginning of year	811	3,606
Cash from continuing operations, end of period	$422	742

 Selective Insurance Group, Inc.
 Combined Insurance Company Subsidiaries
 Unaudited Statutory Balance Sheets
 ($ in thousands)

	Sep-30	Sep-30	Dec-31
	2010	2009	2009

ASSETS
Bonds	$3,355,540	3,224,083	3,289,336
Common stocks	63,116	89,892	80,264
Affiliated mortgage loan	38,944	39,559	39,408
Other investments	190,958	162,798	176,983
Short-term investments	212,664	198,818	165,957
Total investments	3,861,222	3,715,150	3,751,948

Cash on hand and in banks*	(33,420)	(31,761)	(29,110)
Interest and dividends due and accrued	36,448	35,649	34,808
Premiums receivable	456,588	487,220	443,223
Reinsurance recoverable on paid losses and expenses	6,097	5,202	4,408
Federal income tax recoverable	14,679	369	1,608
Deferred tax recoverable	123,873	88,821	119,377
EDP equipment	1,331	2,361	2,134
Equities and deposits in pools and associations	7,530	8,297	4,886
Receivable for sold securities	23,698	5,150	19,655
Other assets	31,964	29,462	29,747
Total assets	$4,530,010	4,345,920	4,382,684

LIABILITIES
Reserve for losses	$2,100,648	2,061,817	2,072,376
Reinsurance payable on paid loss and loss expense	1,191	924	1,011
Reserve for loss expenses	404,738	397,863	399,457
Unearned premiums	764,953	787,390	739,325
Reserve for commissions payable	41,525	43,666	49,237
Ceded balances payable	13,313	12,437	9,856
Premium and other taxes payable	23,129	21,372	22,283
Borrowed money	13,017	-	13,016
Reserve for dividends to policyholders	2,568	3,657	3,718
Reserves for unauthorized reinsurance	1,013	1,416	1,013
Payable for securities	45,918	24,962	-
Funds withheld on account of others	5,771	5,154	6,261
Accrued salaries and benefits	64,405	68,323	66,847
Other liabilities	13,500	13,434	16,329
Total liabilities	3,495,689	3,442,415	3,400,729

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325	28,325
Aggregate write-ins for special surplus funds	34,971	-	33,951
Paid in surplus	255,792	255,792	255,792
Unassigned surplus*	715,233	619,388	663,887
Total policyholders' surplus	1,034,321	903,505	981,955
Total liabilities and policyholders' surplus	$4,530,010	4,345,920	4,382,684

* Prior year balances have been adjusted for $17K elimination entry

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Nine Months Ended
	September				September

UNDERWRITING	2010		2009		2010		2009

Net premiums written	$365,129		376,718		1,086,744		1,117,764

Net premiums earned	352,723		355,906		1,061,115		1,078,090

Net losses paid	219,404		177,750		588,974		572,020
Change in reserve for losses	(16,787)		20,698		28,272		29,869
Net losses incurred	202,617	57.4%	198,448	55.8%	617,246	58.2%	601,889	55.8%
Net loss expenses paid	40,101		38,686		114,703		116,193
Change in reserve for loss expenses	608		4,925		5,281		15,067
Net loss expenses incurred	40,709	11.5%	43,611	12.3%	119,984	11.3%	131,260	12.2%
Net underwriting expenses incurred	114,210	31.4%	120,436	32.0%	346,042	31.8%	355,291	31.8%
Total deductions	357,536		362,495		1,083,272		1,088,440
Statutory underwriting loss	(4,813)		(6,589)		(22,157)		(10,350)

Net loss from premium balances charged off	(1,239)		(1,078)		(4,085)		(3,446)
Finance charges and other income	2,005		2,656		6,683		7,720
Total other income	766	-0.2%	1,578	-0.6%	2,598	-0.2%	4,274	-0.4%
Policyholders' dividends incurred	(728)	0.2%	(991)	0.3%	(2,867)	0.3%	(2,268)	0.2%
Total underwriting loss	(4,775)	100.3%	(6,002)	99.8%	(22,426)	101.4%	(8,344)	99.6%

INVESTMENT
Net investment income earned	31,750		35,481		98,659		95,980
Net realized loss	(108)		(4,878)		(3,373)		(41,392)
Total income before income tax	26,867		24,601		72,860		46,244
Federal income tax expense	990		3,269		17,304		17,362

Net income	$25,877		21,332		55,556		28,882

Policyholders' Surplus
Surplus, beginning of period	$1,008,534		873,365		981,955		884,431

Net income	25,877		21,332		55,556		28,882
Change in deferred tax	(8,831)		(919)		(772)		14,638
Change in unrealized losses	6,771		10,450		13,692		(11,245)
Dividends to stockholders	(12,003)		(12,515)		(36,008)		(24,518)
Paid in surplus	-		-		-		20,000
Change in cum. effect of acctg principle	-		2,540		-		2,540
Change in non-admitted assets	15,279		9,252		19,114		(11,282)
Change in additional admitted deferred tax	(1,446)		-		1,020		-
Surplus adjustments	140		-		(236)		59

Net change in surplus for period	25,787		30,140		52,366		19,074

Surplus, end of period	$1,034,321		903,505		1,034,321		903,505

Statutory underwriting loss:	$(4,775)		(6,002)		(22,426)		(8,344)

Adjustments under GAAP:
Deferred policy acquisition costs	390		5,678		(11)		11,376
Other, net	452		182		738		(105)
GAAP underwriting (loss) gain	$(3,933)		(142)		(21,699)		2,927

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments (Insurance Companies' Portfolio)
as of September 30, 2010
(unaudited)
			Paid in
	Inception	Original	Contributed	Remaining	Total	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Capital	Commitment	Distributions	Market Value	Income	Ratio	Ratio
Real Estate
LEH RE II	2005	20,000,000	17,301,168	2,698,832	7,438,741	10,006,633	(283,777)	0.43	1.01
GS Whitehall 2007	2007	15,000,000	14,250,000	750,000	-	2,753,703	(1,397,182)	-	0.19
LEH RE III	2008	15,000,000	6,256,937	8,743,063	29,004	2,948,792	(374,733)	0.00	0.48
Total - Real Estate		50,000,000	37,808,105	12,191,895	7,467,745	15,709,128	(2,055,692)	0.20	0.61
Mezzanine Financing
GS Mezz III	2003	10,000,000	4,362,674	5,637,326	7,596,979	3,722,882	197,330	1.74	2.59
LEH Euro Mezz	2004	9,000,000	9,000,000	-	12,355,149	1,740,876	(599,037)	1.37	1.57
GS Mezz 2006	2006	15,000,000	9,771,217	5,228,783	1,875,410	8,439,788	2,705,439	0.19	1.06
GS Mezz V	2007	25,000,000	9,747,331	15,252,669	3,104,720	9,505,955	702,225	0.32	1.29
Total - Mezz. Financing		59,000,000	32,881,222	26,118,778	24,932,258	23,409,501	3,005,957	0.76	1.47
Distressed Debt
Varde LP	1997	4,000,000	4,000,000	-	12,146,213	-	16,619	3.04	3.04
Varde VIII	2006	10,000,000	10,000,000	-	-	11,719,123	(58,002)	-	1.17
GS Distressed Opp III	2007	15,000,000	10,389,138	4,610,862	512,894	8,660,524	1,236,658	0.05	0.88
Total - Distressed Debt		29,000,000	24,389,138	4,610,862	12,659,107	20,379,647	1,195,274	0.52	1.35
Private Equity
Prospector	1997	5,000,000	5,000,000	-	13,965,078	411,566	(82,745)	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	9,076,175	923,825	5,943,965	7,097,044	48,705	0.65	1.44
NB Co-Invest	2006	15,000,000	11,190,692	3,809,308	3,685,797	8,548,788	776,035	0.33	1.09
GS PEP Asia	2007	7,000,000	2,300,371	4,699,629	25,606	2,013,111	51,342	0.01	0.89
Trilantic Capital Partners IV	2007	11,098,351	5,104,390	5,993,961	13,611	5,164,301	556,271	0.00	1.01
Total - Private Equity		48,098,351	32,671,628	15,426,724	23,634,057	23,234,810	1,349,609	0.72	1.43
Private Equity, Secondary Market
NB SOF	2005	12,000,000	11,100,506	899,494	5,255,537	7,257,635	654,808	0.47	1.13
GS Vintage IV	2007	20,000,000	14,414,450	5,585,550	2,064,628	13,650,620	2,385,301	0.14	1.09
NB SOF II	2008	12,000,000	3,972,476	8,027,524	502,534	4,422,045	656,368	0.13	1.24
GS Vintage V	2008	10,000,000	3,328,337	6,671,663	179,522	3,274,561	228,037	0.05	1.04
Total - Pvt. Eq. Sec. Mkt.		54,000,000	32,815,769	21,184,231	8,002,220	28,604,861	3,924,514	0.24	1.12
Energy/Power Generation
ArcLight I	2002	15,000,000	13,344,495	1,655,505	27,358,382	1,326,936	201,209	2.05	2.15
ArcLight II	2003	15,000,000	12,704,508	2,295,492	17,071,041	6,484,004	1,347,372	1.34	1.85
ArcLight III	2006	15,000,000	12,962,206	2,037,794	3,998,052	13,070,723	616,920	0.31	1.32
Quintana Energy	2006	10,000,000	7,840,628	2,159,372	392,978	6,630,326	217,049	0.05	0.90
ArcLight IV	2007	10,000,000	7,009,043	2,990,957	3,320,050	6,700,093	1,057,149	0.47	1.43
Total - Energy/Power Generation		65,000,000	53,860,880	11,139,120	52,140,503	34,212,082	3,439,699	0.97	1.60
Venture Capital
Venture V	2001	10,000,000	8,600,000	1,400,000	1,999,996	6,341,205	262,870	0.23	0.97
Total - Venture Capital		10,000,000	8,600,000	1,400,000	1,999,996	6,341,205	262,870	0.23	0.97
TOTAL - ALTERNATIVE INVESTMENTS		$ 315,098,351	223,026,741	92,071,610	130,835,886	151,891,234	11,122,231	0.59	1.27
(1) Distributed to paid in ratio
(2) Total value to paid in ratio

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
September 30, 2010
($s in thousands)
(unaudited)

Exposure = 69% Held-to-Maturity; 31% Available-for-Sale

Repayment Source Composition by State %s
Market Values

State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	Pre- refunded	% of State	TX -Permanent School Fund (PSF)	% of State	Total	% of Total
TX	65,549	52%	53,910	43%	6,141	5%	-	0%	-	0%	125,600	8%
TX-PSF	-	0%	-	0%	-	0%	-	0%	49,894	100%	49,894	3%
WA	47,407	49%	48,679	51%	-	0%	-	0%	-	0%	96,086	6%
FL	82,404	99%	-	0%	515	1%	-	0%	-	0%	82,919	5%
AZ	70,483	91%	7,071	9%	-	0%	-	0%	-	0%	77,554	5%
NC	28,930	40%	42,567	60%	-	0%	-	0%	-	0%	71,497	5%
NY	70,463	100%	-	0%	-	0%	-	0%	-	0%	70,463	5%
IL	46,612	69%	20,865	31%	-	0%	-	0%	-	0%	67,477	4%
OH	38,317	64%	14,069	23%	7,511	13%	-	0%	-	0%	59,897	4%
CO	23,331	39%	34,328	58%	1,712	3%	-	0%	-	0%	59,371	4%
MN	12,722	23%	5,317	10%	36,609	67%	-	0%	-	0%	54,648	4%
Pre-refunded	-	0%	-	0%	-	0%	74,670	100%	-	0%	74,670	5%
Other	439,400	68%	134,013	21%	75,444	12%	-	0%	-	0%	648,857	42%
Grand Total	925,618	60%	360,819	23%	127,932	8%	74,670	5%	49,894	3%	1,538,933	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
  Structured Securities
 September 30, 2010
  ($ in thousands)
    (unaudited)

Market Value	606,373
Unrealized/Unrecognized Gain/(Losses)	17,567
Held to Maturity (HTM)	30%
Available for Sale (AFS)	70%
Structured Security Portfolio Average Rating	AA+
Structured Security % of Total Portfolio	17%

 Selective Insurance Group, Inc. and Consolidated Subsidiaries
 Residential Mortgage Backed (RMBS) and Residential ABS (RABS) Securities
 September 30, 2010
 ($ in thousands)
  (unaudited)

Market Value	407,574
Unrealized/Unrecognized Gain/(Losses)	12,993
Held to Maturity (HTM)	26%
Available for Sale (AFS)	74%
RMBS & RABS Portfolio Average Rating	AA+
RMBS & RABS % of Total Portfolio	11.5%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed (CMBS) Securities
September 30, 2010
($ in thousands)
(unaudited)

Market Value	166,451
Unrealized/Unrecognized Gain/(Losses)	3,758
Held to Maturity (HTM)	39%
Available for Sale (AFS)	61%
CMBS Portfolio Average Rating	AA
CMBS % of Total Portfolio	4.7%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
September 30, 2010
($ in millions)
(unaudited)

	Fair Value	Unrealized Gain (Loss)	Credit Quality

AFS Fixed Maturity Portfolio:
U.S. government obligations1	$330.6	11.9	AAA
Foreign government obligations	8.5	0.6	AA-
State and municipal obligations	480.3	33.6	AA+
Corporate securities	869.5	48.5	A+
Mortgage-backed securities ("MBS")	402.1	13.1	AA+
Asset-backed securities ("ABS")2	24.0	0.7	AA+
Total AFS fixed maturity portfolio	$2,115.0	108.4	AA

State and Municipal Obligations:
Government obligations	$281.8	19.5	AA+
Special revenue obligations	198.5	14.1	A+
Total state and municipal obligations	$480.3	33.6	AA+

Corporate Securities:
Financial	$261.7	11.5	A+
Industrials	74.1	6.2	A-
Utilities	49.7	2.4	A-
Consumer discretion	70.2	3.9	A
Consumer staples	87.2	5.0	A-
Health care	132.1	8.7	AA-
Materials	45.3	2.5	A-
Energy	39.9	2.4	A+
Information technology	47.8	2.0	A+
Telecommunications services	37.5	1.5	A
Other	24.0	2.4	A
Total corporate securities	$869.5	48.5	A+

Mortgage-backed securities:
Gov't Guaranteed Agency CMBS	$74.7	5.7	AAA
Non-agency CMBS	27.3	(2.0)	A-
Gov't Guaranteed Agency RMBS	93.6	3.4	AAA
Other Agency RMBS	160.2	7.4	AAA
Non-agency RMBS	36.0	(1.1)	A-
Alternative-A ("Alt-A") RMBS	10.3	(0.3)	AAA
Total MBS	$402.1	13.1	AA+

Asset-backed securities:
ABS	$23.1	0.9	AAA
Sub-prime ABS2,3	0.9	(0.2)	D
Total ABS	$24.0	0.7	AA+

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.
2 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
3 Sub-prime ABS includes one security which is currently expected to defualt on its obligations according to the rating agencies.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
September 30, 2010
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized / Unrecognized Gain (Loss)	Credit Quality

HTM Fixed Maturity Portfolio:
U.S. government obligations1	$107.1	99.6	7.5	4.9	12.4	AAA
State and municipal obligations	1,058.6	1,020.5	38.1	25.0	63.1	AA-
Corporate securities	94.1	83.2	10.9	(4.0)	6.9	A-
Mortgage-backed securities ("MBS")	167.5	157.8	9.7	(4.5)	5.2	AA+
Asset-backed securities ("ABS")2	12.8	11.6	1.2	(2.6)	(1.4)	A
Total HTM fixed maturity portfolio	$1,440.1	1,372.7	67.4	18.8	86.2	AA-

State and Municipal Obligations:
Government obligations	$286.1	277.2	8.9	11.2	20.1	AA-
Special revenue obligations	772.5	743.3	29.2	13.8	43.0	AA-
Total state and municipal obligations	$1,058.6	1,020.5	38.1	25.0	63.1	AA-

Corporate Securities:
Financial	$29.4	25.4	4.0	(2.4)	1.6	BBB+
Industrials	23.1	19.3	3.8	(1.3)	2.5	BBB+
Utilities	17.6	16.2	1.4	(0.1)	1.3	A-
Consumer discretion	12.8	12.2	0.6	0.2	0.8	A+
Consumer staples	5.4	4.9	0.5	(0.1)	0.4	A
Materials	2.2	1.9	0.3	(0.1)	0.2	BBB-
Energy	3.6	3.3	0.3	(0.2)	0.1	BBB-
Total corporate securities	$94.1	83.2	10.9	(4.0)	6.9	A-

Mortgage-backed securities:
Gov't guaranteed agency CMBS	$10.2	9.9	0.3	-	0.3	AAA
Other agency CMBS	3.6	3.6	-	-	-	AA
Non-agency CMBS	50.5	44.8	5.7	(6.0)	(0.3)	AA+
Gov't guaranteed agency RMBS	4.4	4.0	0.4	-	0.4	AA
Other agency RMBS	98.7	95.4	3.3	1.5	4.8	AA
Non-agency RMBS	0.1	0.1	-	-	-	AA
Total mortgage-backed securities	$167.5	157.8	9.7	(4.5)	5.2	AA+

Asset-backed securities:
ABS	$9.9	9.1	0.8	(1.1)	(0.3)	A
Alt-A ABS	2.9	2.5	0.4	(1.5)	(1.1)	A+
Total ABS	$12.8	11.6	1.2	(2.6)	(1.4)	A

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.